EXHIBIT 10.3
                   REAL PROPERTY LEASE - MENOMONIE, WISCONSIN

                                      LEASE


         This lease is made and entered into this 2nd day of February, 1999, by and between UM Properties LLC, hereinafter referred to as "LESSOR", and RLD Enterprises, Inc., whose address is 8120 Penn Ave. South, Suite #120, City of Bloomington, County of Hennepin, State of Minnesota, and which does business at 1621 Indianhead Drive, Menomonie, Wisconsin, hereinafter referred to as "RLD" or "LESSEE".

1. DESCRIPTION OF THE PREMISES.

         Lessor does hereby lease to LESSEE and LESSEE does hereby lease and take from LESSOR those certain premises more particularly described as follows:

         Lot Two (2), Certified Survey Map Number 981, as recorded in Volume One
         (1) of Survey Maps, at page 46, according to the records in the Office of the Dunn County Register of Deeds along with improvements thereon, including a building having approximately 10,000 square feet of net rentable area in the building located at 1621 Indianhead Drive, Menomonie, Wisconsin ("Premises").

2. TERM.

         The term of this Lease shall commence on the date of the closing of the purchase of the premises by LESSOR and continue for a term of ten (10) years terminating on the last day of the month prior to the expiration of the basic term of the lease.

3. USE OF PREMISES.

         It is agreed that the leased premises shall be used by the LESSEE for the manufacture, packaging and distribution of potato chips and other snack food items and the necessary offices in connection therewith and for no other purpose, except with the written permission of the LESSOR; subject to all local, state and federal laws and regulations regarding the use of the premises.

         LESSOR is not aware of any environmental conditions, including but not limited to, present or past conditions with respect to soil, surface waters, ground waters, stream sediments, involving any spill, discharge, leakage, or contamination, and similar environmental conditions which could result in any claims by third parties, including without limitation, governmental entities.

         LESSEE warrants and represents without limitation regarding environmental matters as follows:

                  (a) LESSEE has obtained all permits, licenses and other authorizations which are required under federal, state and local laws (collectively, "Environmental Laws") relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, hazardous or toxic materials or wastes into ambient air, surface water, ground water or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes (collectively, "Environmental Matters"). LESSEE is in full compliance with all terms and conditions of such required permits, licenses and authorizations and are also in full compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any plan, order, decree, judgment or notice. The LESSEE is not aware of, nor has the LESSEE received notice of any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance or which may give rise to any liability under any Environmental Laws or the


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                           common law. The LESSEE has not received any summons,
                           citation, directive, letter or other communication, written or oral, from any agency or department of any state, federal or local government relating to any Environmental Matters or any alleged Environmental Matters; and no investigation, administrative order, consent order and agreement, litigation or settlement with respect to any Environmental Matters or any alleged Environmental Matters has been received by the LESSEE or is proposed, threatened, anticipated or in existence with respect to the LESSEE.

                  (b) In the event LESSEE discovers, receives notice from any governmental body or determines the existence of any Environmental Condition the result of which may require remedial action pursuant to any law or may be the basis for the assertion of any third party claims, including claims of governmental entities, LESSEE shall promptly notify LESSOR thereof and LESSOR may at any reasonable time cause an inspection of the operation of the LESSEE'S business to determine compliance with Paragraph 3(a). LESSOR reserves the right to require that immediate remedial action shall be taken to bring the premises and the operations conducted on the premises into compliance with the warranty provisions of Paragraph 3(a) of this lease.

4. PARKING AND DRIVES.

         The LESSEE, its employees, and invitees shall have the exclusive right to use the driveways, and parking lots, as well as the improved portions of the premises.

5. NET LEASE.

         This is a "net" Lease and LESSOR shall not be required to perform any services or do any act in connection with the leased premises not herein in this Lease specifically set forth.

6. RENT.

         LESSEE shall pay to LESSOR in advance, the annual rent in equal monthly installments of $4,000.00 on or before the first day of each month.

         Annual rent for years three through ten of the basic term of the lease shall be:

         Years                      Annual           Monthly
         Three through five         $52,800.00       $4,400.00
         Six through ten            $57,600.00       $4,800.00

         All rental payments required hereunder shall be paid to LESSOR at such place as LESSOR indicates on the rent statement or may otherwise direct from time to time in writing.

         LESSOR shall assess and collect from LESSEE a late charge of three (3%) percent on rent payments received after the tenth of the month and such a charge will be made for each month that such rent payment(s) remains unpaid.

7. TAXES AND SPECIAL ASSESSMENTS.

         LESSOR shall pay all real estate taxes and special assessments. In the event the real estate taxes and assessments increase and that increase is equal to or greater than 105 percent of the 1998 real estate taxes and assessments any amount greater than 105 percent shall be paid by the LESSEE.

8. MAINTENANCE CHARGES.

         LESSEE shall pay the costs of maintaining the leased premises including snow plowing, lawn care, building insurance, grounds upkeep, and building and systems maintenance.

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9. UTILITIES.

         LESSEE is responsible and shall pay for all utility services.

         LESSOR shall not be liable to LESSEE for any loss or damage of any kind or description whatsoever caused or sustained by reason of failure of the heating or ventilating and air conditioning systems servicing the leased premises beyond the warranty period to the LESSOR or because of inability to obtain energy or utilities for any reason.

10. INSURANCE.

         The LESSEE shall maintain in full force and effect during the term hereof, a policy of public liability insurance which LESSOR and LESSEE are named insured; the minimum limits of such insurance shall be $1,000,000.00 combined single limit for bodily injury and property damage. LESSEE agrees to deliver a duplicate copy of said policy, or a certificate of insurance evidencing such coverage, to LESSOR. Such policy shall contain a provision requiring thirty (30) days written notice to LESSOR before cancellation of the policy can be effected.

         The LESSEE shall carry and cause to be in full force and effect a fire and extended coverage insurance policy on the building. The policy shall be without coinsurance and shall be in amounts equal to full insurable value or replacement value whichever is greatest. Such policy shall contain a provision that the policy shall not be canceled except upon (30) days written notice to the LESSOR.

         Each insurance policy carried by the LESSEE covering the leased premises or its contents shall provide that the insured party has relinquished all rights to recover against the other party for loss or damage resulting from perils insured against by the policy.

         LESSEE agrees to hold LESSOR harmless from and indemnify LESSOR against any and all liabilities, damages and expenses arising from injury, damage or loss to or caused by LESSEE, its employees, guests, agents, sub-tenants or visitors, or any property of said persons, in or about the premises, building or grounds from any cause whatsoever, connected with the use of or activities in or about the property. LESSEE further will make no claim against LESSOR for any loss of or damage to the premises or property of LESSEE caused by theft, burglary, and water, gas or other means.

11. MAINTENANCE.

         The LESSEE shall be wholly responsible for the maintenance and repair of the lease premises, and will keep them in as good condition as when turned over to it, reasonable wear and tear and damage by fire and the elements excepted.

         The LESSEE agrees to keep the leased premises in a clean, orderly and sanitary condition and will neither do nor permit to be done therein anything which is in violation of insurance policies on the building or that is contrary to law.

         The LESSEE will neither commit nor suffer waste to the building or to the leased premises.

         LESSEE shall be responsible for maintenance of heating mechanical and air conditioning fixtures and equipment which shall include the reasonable costs of any periodic inspections and repairs that may be required and performed by an independent mechanical contractor who shall be contracted for by LESSEE.

         To the extent ESSOR has received directly or indirectly manufacturer or contractor warranties, which relate to any improvements, such rights shall be assigned to LESSEE. LESSOR agrees to cooperate and reasonably assist LESSEE in the enforcement of any such warranties.

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12. APPEARANCE AND ACCESS.

         LESSEE agrees to keep the grounds, building and leased premises in a condition of good repair and appearance. All means of ingress and egress to the premises shall remain open and free of blockage and in good repair.

13. LESSEE'S PURCHASE OPTION/RIGHT OF FIRST REFUSAL.

         The LESSEE shall have the right to purchase the property after the end of year two of the lease through end of year three for a cash purchase price not less than three hundred thousand dollars ($300,000.00) plus all costs incurred by LESSOR for property improvements, maintenance or other operating costs (exclusive of real estate taxes and special assessments) and costs incurred in acquiring the property and obtaining financing, or the fair value of the property.

         Notice of the LESSEE'S desire to purchase the property shall be given to LESSOR by registered mail no less than six months prior to the intended purchase date, followed with a Commercial Order to Purchase Agreement within thirty days thereafter.

         If LESSOR desires to treat the sale of the property to LESSEE as a
Section 1031 tax deferred exchange [IRC 1031 (a) (3)], the closing of the sale of the property may be delayed, at the LESSOR'S discretion, until a suitable replacement property can be identified and acquisition thereof is reasonably assured. LESSOR will use all reasonable means to locate and acquire a replacement property.

         In the event LESSOR shall receive a bona fide offer for the purchase of the demised premises and the offer of purchase shall be acceptable to LESSOR, LESSOR shall give LESSEE the right to purchase the demised premises at the price and on the terms of the offer so made. This right shall be extended by ESSOR giving written notice of the offer by registered mail to LESSEE at the demised premises, requiring LESSEE to accept the offer in writing and to sign a purchase agreement within forty-five (45) days after the mailing of the notice.

         If LESSEE fails to exercise the right to purchase, or refuses to purchase under the terms specified above, and a sale of the demised premises is consummated with the original offeror, this lease agreement shall remain in full force and effect through the term and the sale shall be subject to this lease. Nothing herein shall be construed to extend the term of this lease.

         This above purchase option and right of first refusal on behalf of LESSEE shall be available to LESSEE during the periods specified herein, but the privileges shall not be transferred to the executor, trustee, administrator, heirs, assigns of LESSEE, or any other person or entity.

         However, if LESSEE is habitually delinquent in the payment of rent, the purchase option and right of first refusal may be withdrawn by the LESSOR. For this purpose "habitually delinquent" shall be defined as three (3) defaults, or as defined in section 16 herein, within any twelve (12) month period, or a total of six defaults during the elapsed term of the lease.

14. CONDEMNATION LOSS.

         Should all the leased premises be taken in condemnation proceedings or by exercise of any right of eminent domain, then this Lease shall automatically terminate as of the date the condemning authority or the authority exercising its right of eminent domain takes possession of the leased premises. If there is a partial taking but LESSEE continues to occupy the premises in part, the rent shall be reduced in the proportion that the unoccupied part of the premises bears to the entire premises. If, as a result of partial taking, the leased premises are not longer usable for the purpose specified in Paragraph 3 of this Lease, then in any such case, the LESSEE may terminate this Lease as of the date the condemning authority or the authority exercising its right of eminent domain takes possession of the property by giving written notice thereof to the LESSOR. LESSEE shall have no claim against LESSOR for the value of any unexpired term of the Lease.

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15. ASSIGNMENT.

         The LESSEE will not assign, mortgage, or encumber this Lease, and will not sublet any part of said premises without prior written consent of the LESSOR. Said consent will not be unreasonably withheld. Any such assignment or subletting will not release the LESSEE from its responsibilities under this Lease, unless expressly agreed to in writing by the LESSOR. The LESSOR shall have the right to any profit made in such assignment or subletting, but only in the event that the LESSEE is using less than one-half of its leased premises for its business operation. If the LESSEE shall be declared bankrupt, shall have a receiver appointed for its property, shall make an assignment for the benefit of creditors, transfer a controlling interest in its business, or its rights hereunder shall be taken under execution, such event shall be construed as an assignment of this Lease within the meaning hereof, and the LESSOR shall have the right to terminate this Lease.

16. DEFAULT OF LESSEE.

                  (a) In the event of any failure of LESSEE to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by LESSEE for more than thirty (30) days after written notice of such failure shall have been given to LESSEE, or if LESSEE or any agent of LESSEE shall falsify any report required to be furnished to LESSOR pursuant to the terms of this Lease, or if LESSEE or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or any person shall take or have against LESSEE or any guarantor of this Lease in any court pursuant to any statute either of United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or portion of LESSEE'S or any such guarantor's property, or if LESSEE or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with its creditors, or if LESSEE shall abandon the Demised Premises or suffer this Lease to be taken under any writ of execution, then in any such event LESSEE shall be in default hereunder, and LESSOR, in addition to other rights of remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of LESSEE, without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

                  (b) Should LESSOR elect to re-enter the Demised Premises, as herein provided, or should it take possession of the Demised Premises pursuant to legal proceedings or pursuant to any manner provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Demised Premises, and relet the Demised Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as LESSOR in its sole discretion may deem advisable. Upon each such subletting all rentals received by the LESSOR from such reletting shall be applies first to the payment of any indebtedness other than rent due hereunder from LESSEE to LESSOR; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of such alterations and repairs; third, to the payment of the rent due and unpaid hereunder, and the residue, if any, shall be held by LESSOR and applies in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by LESSEE hereunder, LESSEE, upon demand, shall pay any such deficiency to LESSOR. No such re-entry or taking possession of the Demised Premises by LESSOR shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to LESSEE or unless the termination thereof be decreed by a court or competent jurisdiction. Notwithstanding any such reletting without termination, LESSOR may at any time after such re-entry and reletting elect to terminate this Lease for any such breach, in addition to any other remedies it may have, it may

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                           recover from LESSEE all damages it may incur by
                           reason of such breach, including the cost of recovering the Demised Premises, attorney's fees, and costs, the unamortized portion of any leasehold improvements made by LESSOR for LESSEE and including the worth at the time of such termination of the excess, if any, of the amount or rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from LESSEE to LESSOR.

                  (c) LESSOR may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statute or equity, spend such money as is reasonably necessary to cure any default of LESSEE herein and the amount so spent, and costs incurred, including attorney's fees in curing such default, shall be paid by LESSEE, as additional rent, upon demand.

                  (d) In the event suit shall be brought for recover of possession of the Demised Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of the LESSEE to be kept or performed, and a breach shall be established, LESSEE shall pay to LESSOR all expenses, incurred therefore, including attorney's fees and costs, together with interest on all such expenses at the rate of twelve percent (12%) per annum from the date of such breach of the covenants of this Lease.

                  (e) Any rents due or other amounts due or that may become due under the provisions of this Lease or because of the breach of any covenants herein contained on the part of the LESSEE, may be paid by Ronald J. Bach, a partner of UM Properties LLC, at his sole discretion and such payments will be in the form of a secured loan. The loan(s) will bear interest at 15% per annum and be secured by substantially all assets of RLD under the Security agreement issued by RLD, dated October 5, 1995 granting Ronald J. Bach, as a secured party, a security interest in the assets of RLD.

                  (f) LESSEE waives any demand for possession of the Demised Premises, and any demand for payment of rent and any notice of intent to re-enter the Demised Premises, or of intent to terminate this Lease, other than the notices above provided in this Article, and any other notice or demand prescribed by any applicable statutes or laws.

                  (g) No remedy herein or elsewhere in this Lease or otherwise by law, statute or equity, conferred upon or reserved to LESSOR or LESSEE shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

17. ALTERATIONS.

         The LESSEE shall not make any alterations to the leased premises without the written consent of the LESSOR, such consent not to be unreasonable withheld. If the LESSEE shall desire to make any such alterations, an accurate description shall first be submitted to and approved by the LESSOR and shall be done by the LESSEE at its own expense. LESSEE agrees that all such work shall be done in a good, workmanship like manner, and in conformance with applicable building codes, that the structural integrity of the building shall not be impaired, and that no liens shall attach to the premises by reason thereof. Unless the LESSOR shall elect at any time that all or any part of such alterations shall remain, the premises shall be restored to its original condition (except as to any part of such alterations which the LESSOR shall elect to remain) by the LESSEE before the expiration of the Lease at LESSEE'S own expense. Any such alterations shall become the property of the LESSOR as soon as they are affixed to the premises and all right, title and interest therein of the LESSEE shall immediately cease unless otherwise stated in writing. The LESSEE, however, shall remain the owner of any installed trade fixtures at the expiration of this Lease Agreement, so long as the premises are restored to their original condition.

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18. SIGNS.

         The LESSEE shall have the right, at its own risk and expense, to place signs identifying its business on the exterior walls of the building and next to any door openings directly into the premises, so long as all such signs conform with the LESSOR'S building standards and criteria and with all applicable zoning laws. Said signs shall not be erected without the written prior approval of the LESSOR. LESSEE agrees to maintain its signs in good repair, to remove its signs at the end of the term or any extended term, repairing any damage caused by such removal and to hold LESSOR harmless from any loss, cost, or damage resulting from the erection, existence, maintenance, or removal of LESSEE'S sign.

19. ENTRY.

         The LESSOR shall have the right to keep pass keys to the leased premises. The LESSEE agrees that no additional locks will be placed on any of the LESSEE'S doors without the written consent of LESSOR. LESSOR, its agencies, and its employees shall have the right to enter the premises at all reasonable times to inspect them, to make repairs, and to maintain the building of which the premises are a part. During the one hundred twenty days prior to the expiration of the term, the LESSOR or its agents may exhibit the premises to prospective LESSEES. LESSOR shall also have the right of entry as provided in Paragraph 16. LESSOR shall have the right at all reasonable times and upon reasonable notice to LESSEE to enter the Demised Premises for the purpose of exhibiting the premises to prospective purchasers and/or lessees thereof.

20. SUBORDINATION.

         This Lease shall be subordinated to any mortgages that may now exist or than may hereafter be placed upon the Demised Premises and to any and all advances made thereunder, and to the interest upon the indebtedness evidenced by such mortgages, and to all renewals, replacements and extensions thereof. In the event of execution by LESSOR after the date of this Lease any such mortgage, renewal, replacement or extension. LESSEE agrees to execute a subordination agreement with the holder thereof which agreement shall provide that:

                  (a) Such holder shall not disturb the possession and other rights of LESSEE so long as LESSEE is not in default hereunder.

                  (b) In the event of acquisition of title of the Demised Premises by such holder, such holder shall accept the LESSEE as LESSEE of the Demised Premises under the terms and conditions of this Lease and shall perform all the obligations of LESSOR hereunder, and

                  (c) The LESSEE shall recognize such holder as LESSOR hereunder.

         LESSEE shall, upon receipt of a request from LESSOR therefor, execute and deliver to LESSOR or to any proposed holder of a mortgage or trust deed or to any proposed purchaser of the premises, a certificate in recordable form, certifying that this Lease is in full effect, and that there are no offsets against rent nor defenses to LESSOR'S performance under this Lease, or setting forth any such offsets or defenses claimed by LESSEE as the case may be.

21. ATTORNMENT.

         In the event of a sale or assignment of LESSOR'S interest, in the Premises, or the Building in which the Demised Premises are located, or this Lease, or if the Premises comes into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure, or otherwise. LESSEE shall attorney to such assignee or other party and recognize such party as LESSOR hereunder; provided, however, LESSEE'S peaceable possession will not be disturbed so long as LESSEE faithfully performs its obligations under this Lease. LESSEE shall execute, on demand, any attornment agreement required by any such party to be executed, containing such provisions as such party may require. LESSOR shall have no further obligations under this Lease after any such assignment.

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22. NOVATION IN THE EVENT OF SALE.

         In the event of the sale of the Demises Premises, LESSOR shall be and hereby is relieved of all covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of LESSOR herein. Notwithstanding the foregoing provisions of this Section 22, LESSOR in the event of a sale of the Demised Premises, shall cause to be included in this agreement of sale and purchase a covenant whereby the purchaser of the Demised Premises assumes and agrees to carry out all of the covenants and obligations of LESSOR herein.

         The LESSEE agrees at any time and from time to time upon not less than ten (10) days prior written request by the LESSOR to execute, acknowledge and deliver to the LESSOR a statement in writing certifying that this Lease is unmodified and in full force and effect, or if modified, stating the modification, and the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

23. NOTICES.

         All notices, consents, demands and requests, which may be or are required to be given by either party of the other, shall be in writing, and sent by United States registered or certified mail, with return receipt requested, addressed to LESSEE at the street address set forth in paragraph 1 and to the LESSOR in care of Ronald J. Bach, at 6625 Dakota Trail, Edina, MN 55439, or to such other address as LESSOR may direct in writing in the future.

         The date which said registered or certified mail is mailed by the LESSOR shall be conclusively deemed to be the date on which a notice, consent, demand, or request is given or made. The above address of a party may be changed at any time or from time to time by notice given by said party to the other party in the manner hereinabove provided.

24. SHORT FORM LEASE.

         The parties hereto shall, at the option of either party, execute a short form of Lease for recording purposes and, in such event, the terms thereof, shall constitute a part of this Lease as fully as through recited at length herein.

25. ASSUMPTION.

         The LESSOR may assign its right, title and interest in this Lease and such assignment shall hence terminate all the LESSOR'S obligations so long as the LESSOR is not in default when such assignment is made and the assignee assumes the LESSOR'S responsibilities thereafter. This LEASE and all the covenants, terms, provisions and conditions herein contained shall inure to the benefits, and be binding upon the LESSOR and LESSEE, their respective successors and assigns.

26. CLAIMS.

         The LESSEE will make no claim against the LESSOR for any loss or damage to property caused by theft, burglary, water, gas, electricity, or other means, unless LESSOR has been negligent in not making reasonable precaution to prevent such loss or damage.

27. IMPAIRMENT OF USE.

         If the premises shall become untenantable or unfit for occupancy, in whole or in part, by the total or partial destruction of the building by fire or other casualty, this Agreement may, at the option of the LESSOR, cease and terminate and LESSEE shall have no claim against LESSOR for the value of any unexpired term of said agreement. If LESSOR shall elect to restore the premises, rent shall be abated for such period of restoration in accordance with the ratio of the portion of the premises deemed untenantable to the entire premise.

         If the loss is covered by insurance, and if the proceeds thereof are sufficient to rebuild or repair the improvement without the need for any additional contribution of funds by the LESSOR, the LESSOR shall at the option of the LESSEE rebuild or repair the premises to the condition existing prior to the loss. If LESSEE selects this option, the Lease shall remain in full force and effect.

28. QUITE ENJOYMENT.

         LESSEE, upon payment of the rent herein reserved and upon performance of all the terms, covenants and conditions of this Lease by it to be kept and performed, shall at all times, during the term hereof or during any extension or renewal hereof, peaceably and quietly enjoy the leased premises without any disturbance from LESSOR, or from any other person claiming through LESSOR. Upon expiration or sooner termination of the term hereof, LESSEE shall surrender the leased premises in good condition and repair, except for reasonable wear and tear, condemnation and casualty.

29. HOLDING OVER.

         If LESSEE shall hold over the leased premises or any part thereof after the expiration of the term hereof such holding over shall be construed only to be tenancy from month to month subject to all of the covenants, conditions and obligations hereof except that the rent shall be 150% of the amount determined in paragraph 6. Nothing herein shall be construed to give LESSEE any rights to hold over and to continue in possession of the leased premises after the expiration of the term hereof.

30. DEPOSIT.

         LESSEE has deposited with LESSOR the sum of Eight Thousand ($8,000.00) Dollars. Said sum shall be held by LESSOR as security for the faithful performance by LESSEE of all the terms, covenants, and conditions of this Lease to be performed by LESSEE. The deposit shall not bear interest and may be applied by LESSOR to any default or non-payment by LESSEE and in such event, LESSEE shall be required to deposit an additional amount with LESSOR to restore the deposit to its original amount. If LESSEE shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to LESSEE at the expiration of the Lease term.

31. OTHER PROVISIONS.

         The invalidity or unenforceability of any provisions hereof shall not affect or impair the validity of any other provisions.

         The headings herein are inserted only for convenience and reference and shall in no way define, limit, or describe the scope or intent of any provisions of this Lease. As used herein and where necessary, the singular imports the plural and vice versa, and masculine, feminine and neuter pronouns and expressions are interchangeable.

         The covenants and agreements herein contained shall bind and shall inure to the benefit of the LESSOR and LESSEE, their respective heirs, administrators, legal representatives, successors and assigns.

         During the term of this Lease Agreement, in the event the LESSEE should pay to the LESSOR an amount which is less than the amount due at that time, and the LESSOR receives and deposits such payment, such receipt and deposit shall not be assumed to be payment in full, but rather partial payment towards the LESSEE'S account.

         This Lease shall be governed by, construed and enforced in accordance with the Laws of the State of Minnesota.

         One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of subsequent breach of same covenant, term or condition. The failure or delay on the part of the other party to enforce or exercise at any time any of the provisions, rights or remedies or this Lease shall in no way be construed to be a waiver thereof nor in any way effect the validity of this Lease or any part thereof or the right of the party to thereafter enforce each and every such provisions, right or remedy.

32. LENDERS AGREEMENT.

         LESSEE will agree to sign Estoppel and Subordination Letters as required.

33. ADDENDA.

         This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

         The signatories below warrant that they are duly authorized to enter into this Lease representing the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed the day and year above written.

                                       LESSOR:

                                       UM PROPERTIES LLC.


                                       By  /s/
                                           -----------------------------

                                       Its President
                                           -----------------------------


                                       LESSEE:

                                       RLD Enterprises, Inc.


                                       By  /s/ James Garlie
                                           -----------------------------
                                           James Garlie

                                       Its President
                                           -----------------------------

                               AMENDMENT TO LEASE


         THIS AMENDMENT TO LEASE is entered into this 30th day of November, 1999, by and between UM Properties, LLC ("LESSOR") and Rachel's Gourmet Snacks, Inc., a Minnesota corporation (Charter No. 6J-240), Rachel's Gourmet Snacks, Inc., a Minnesota corporation (Charter No. 6Z-890), and GO-RACHELS.COM CORP., a Minnesota corporation (collectively "LESSEE").

                                    RECITALS:

         A. On February 2, 1999 UM Properties, LLC, as LESSOR, entered into a Lease Agreement with RLD Enterprises, Inc., as LESSEE covering property located at 1621 Indianhead Drive, Menomonie, Wisconsin, a true and correct copy of which is attached hereto as Exhibit A ("the Lease Agreement").

         B. Rachel's Gourmet Snacks, Inc. (Charter No. 6J-240) and Rachel's Gourmet Snacks, Inc. (Charter No. 6Z-890) were both formerly known as RLD Enterprises, Inc.

         C. It was and is the intention of the LESSOR and LESSEE that the three affiliated entities collectively identified above as LESSEE shall be joint lessees, jointly and severally liable and responsible to the LESSOR for all obligations of the lessee under the Lease Agreement.

         D. The parties hereto wish to enter into this Amendment of Lease to reflect their understandings as reflected above.

                                  IT IS AGREED:

         1) Parties. The lessees in the Lease Agreement, defined collectively as "LESSEE", are Rachel's Gourmet Snacks, Inc. (Charter No. 6J-240), Rachel's Gourmet Snacks, Inc. (Charter No. 6Z-890), and GO-RACHEL'S.COM CORP., who shall be jointly and severally liable and responsible for all of the lessees' obligations to the LESSOR under the Lease Agreement.

         2) Remainder of Terms Unchanged. Except as herein amended, the original terms of the Lease Agreement shall remain unchanged, and in full force and effect.

                                       UM Properties, LLC


                                       By     /s/
                                          --------------------------------

                                          Its President
                                              ----------------------------

                                       Rachel's Gourmet Snacks, Inc.
                                       (Charter No. 6J-240)


                                       By /s/ Lawrence C. Castriotta
                                          --------------------------------
                                          Lawrence C. Castriotta

                                          Its President
                                              ----------------------------

                                       Rachel's Gourmet Snacks, Inc.
                                       (Charter No. 6Z-890)


                                       By /s/ Lawrence C. Castriotta
                                          --------------------------------
                                          Lawrence C. Castriotta

                                          Its President
                                              ----------------------------

                                       GO-RACHEL'S.COM CORP.


                                       By /s/ Lawrence C. Castriotta
                                          --------------------------------
                                          Lawrence C. Castriotta

                                          Its President
                                              ----------------------------